SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) February 28, 2008

ABITIBIBOWATER INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-33776	98-0526415
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1155 Metcalfe Street, Suite 800, Montreal, Quebec, Canada	H3B 5H2
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (514) 875-2160

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On February 28, 2008, AbitibiBowater Inc. (the “Company”) issued a press release reporting the financial results of the Company for the three and twelve months ended December 31, 2007. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

All of the information in Items 2.02 and 9.01 of this report, including the press release attached as Exhibit 99.1 hereto, is being “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended, except to the extent expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press release reporting results for the three and twelve months ended December 31, 2007, issued by the Company on February 28, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ABITIBIBOWATER INC.

	By:	/s/ William G. Harvey
	Name:	William G. Harvey
	Title:	Senior Vice President and Chief Financial Officer
Dated: February 28, 2008

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Press release reporting results for the three and twelve months ended December 31, 2007, issued by the Company on February 28, 2008